UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 17th Street, Suite 500
Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 777-2673

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

Supplemental Federal Income Tax Considerations

The information included on this Current Report on Form 8-K under this heading “Supplemental Federal Income Tax Considerations” and the information on Exhibit 99.1 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-177052) of CoreSite Realty Corporation (the “Company”) filed with the Securities and Exchange Commission on September 28, 2011 (the “2011 Registration Statement) and in the related prospectus dated October 11, 2011 (the “Base Prospectus”) of the Company and the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 (File No. 333-198951) of the Company filed with the Securities and Exchange Commission on September 26, 2014 (the “2014 Registration Statement”).

Supplement to Description of Securities

The information included on this Current Report on Form 8-K under this heading “Supplement to Description of Securities” and the information on Exhibit 99.2 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “Description of Securities” in the 2011 Registration Statement and the Base Prospectus.

Supplement to Restrictions on Ownership and Transfer

The information included on this Current Report on Form 8-K under this heading “Supplement to Restrictions on Ownership and Transfer” and the information on Exhibit 99.3 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “Restrictions on Ownership and Transfer” in the 2011 Registration Statement and the Base Prospectus.

Supplement to Certain Provisions of Maryland Law and of our Charter and Bylaws

The information included on this Current Report on Form 8-K under this heading “Supplement to Certain Provisions of Maryland Law and of our Charter and Bylaws” and the information on Exhibit 99.4 hereto are a supplement to, and are intended to be read together with, the discussion under the heading “Certain Provisions of Maryland Law and of our Charter and Bylaws” in the 2011 Registration Statement and the Base Prospectus.

Item 9.01              Financial Statements and Exhibits.

(d)           The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Supplemental Federal Income Tax Considerations.
99.2	Supplement to Description of Securities.
99.3	Supplement to Restrictions on Ownership and Transfer.
99.4	Supplement to Certain Provisions of Maryland Law and of our Charter and Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 27, 2015

CORESITE REALTY CORPORATION

By:	/s/ Jeffrey S. Finnin
Name:	Jeffrey S. Finnin
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Federal Income Tax Considerations.
99.2	Supplement to Description of Securities.
99.3	Supplement to Restrictions on Ownership and Transfer.
99.4	Supplement to Certain Provisions of Maryland Law and of our Charter and Bylaws.